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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) STRATEGIC
               VALUE FUND
               SEMIANNUAL REPORT o JANUARY 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kenneth J. Enright]
     Kenneth J. Enright

For the six months ended January 31, 2002, Class A shares of the fund provided a total return of -2.20%, Class B shares -2.58%, Class C shares -2.51%, and Class I shares -2.13%. These returns include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges and compare to a -5.95% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large cap U.S. value stocks. During the same period, the average multi-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.80%.

Q. IT REMAINED A VERY DIFFICULT ENVIRONMENT FOR STOCK INVESTORS, BUT WHAT HELPED THE FUND OUTPACE THE RUSSELL INDEX AND ITS LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Generally speaking, investors remained focused on companies with attractive valuations and prospects for improving earnings growth in stable businesses. As the economy continued to weaken and dampen corporate earnings, particularly those of widely held large-cap companies, strong stock selection across a broad range of industries benefited our performance. Investors continued to focus on companies in several undervalued industries, such as specialty chemicals, packaging products, oil drillers, retail apparel, and aerospace and defense; fortunately, investments in these areas were at the heart of the fund's strategy during the period and represented some of the largest holdings in the portfolio.

Q. GIVEN THE NUMBER OF HIGH-PROFILE BANKRUPTCIES WE'VE SEEN, WHAT STEPS DO YOU AND MFS' RESEARCH TEAM TAKE TO HELP AVOID THESE TYPES OF PROBLEMS?

A. In this uncertain environment, we try to outperform our benchmarks, with lower volatility. Over time, we believe we can achieve this by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels, analyzing industry trends, and maintaining a diversified portfolio.

Q.  WHERE WERE YOU FINDING OPPORTUNITIES IN THIS MARKET?

A. We increased the fund's exposure to basic materials stocks during the period because, as industrial production picks up this year, we think this sector can see a rebound. Companies we added to in this sector or that remained substantial positions in the portfolio included packaging products manufacturer Owens-Illinois, industrial gas company Praxair, specialty chemical and health care company Akzo Nobel, aluminum manufacturer Alcoa, and paper manufacturer Bowater.

Q. THE FUND ALSO MAINTAINED A SIGNIFICANT WEIGHTING IN THE UTILITIES AND COMMUNICATIONS SECTOR. WHERE WERE YOU FINDING ATTRACTIVE COMPANIES IN THIS SECTOR?

A. We've focused on what we consider to be the more conservative companies. Within the telecom group, we think established providers such as Verizon Communications and AT&T can benefit from predictable earnings in a time of economic uncertainty. Among the gas and electric utilities, we favored companies with fully integrated operations that paid investors a generous dividend, and concentrated on companies, such as National Fuel Gas, NiSource Inc., and El Paso Energy, that we think have been unfairly penalized by investors concerned about the accounting problems that led to the downfall of Enron. In our view, these companies were attractively valued and possessed some of the best assets in their respective industries.

Q. DESPITE THE FUND'S UNDERWEIGHTING IN FINANCIAL SERVICES STOCKS RELATIVE TO THE RUSSELL INDEX, IT REMAINED THE LARGEST SECTOR IN THE PORTFOLIO. WHERE WERE YOU FINDING ATTRACTIVE COMPANIES IN THIS SECTOR?

A. We think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multiline property and casualty insurance companies such as Hartford Financial Services and The St. Paul Companies. We generally avoided banks, brokers, and asset managers because we believe the risk of downward earnings revisions remain a problem for many. However, banks such as FleetBoston Financial and Bank of America remained significant positions in the portfolio because they exhibited attractive yields, improving credit characteristics, and strong business fundamentals.

Q.  WHICH STOCKS PROVIDED THE BIGGEST BOOST TO PERFORMANCE?

A. One of the largest contributors to performance was Owens-Illinois. This worldwide manufacturer of glass and plastic packaging products performed well as cost-cutting initiatives helped boost earnings and the company said it expected lower energy costs, stronger pricing, and the inclusion of newly acquired operations in Canada to help its 2002 results. The stock received an additional boost as the market realized the company's asbestos liability was smaller than anticipated. Other strong contributors to performance during the period came from an eclectic mix of businesses, including Harrah's Entertainment in the hotel and gaming industry, Northrup Grumman in the aerospace and defense sector, and BJ Services in the oilfield services industry.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Viacom was a disappointment during the period as investors continued to worry about the negative effects of the slowing economy on advertising spending. In our view, the stock remained attractive on a number of levels, including its attractive valuation, dominant franchise, and strong position in a broad range of industries. Another major disappointment during the period was Devon Energy. The company's stock price suffered along with the entire energy sector due to concerns about the sluggish global economy putting persistent pressure on energy prices. In contrast to this view, however, we think the stock was attractively valued and the company has been taking the right steps to strengthen its business position by selling off noncore assets.

Q. FOLLOWING A RALLY FOR GROWTH STOCKS IN THE FOURTH QUARTER OF 2001, WE'VE SEEN VALUE STOCKS AGAIN OUTPERFORM GROWTH IN JANUARY OF 2002. DO YOU SEE THIS TREND CONTINUING?

A. In our view, the performance of the stock market tends to follow earnings over the long term. Accordingly, we don't spend much time thinking about which asset category may outperform the market over the near term. That said, we expect corporate earnings to remain mixed during the first part of 2002. Conversely, however, we believe the aggressive cost-cutting and restructuring efforts of U.S. companies will ultimately improve their profitability sometime in 2002. Similarly, although the economy has been showing signs of improvement and seems to have stabilized, we believe it is likely that a recovery will not occur until the second half of the year. In this environment, we believe value stocks can continue to perform well relative to growth because they have tended to be more economically sensitive and therefore could perform better as investors begin to anticipate a rebound in economic activity.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999.

KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                 SEEKS TO PROVIDE CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     MARCH 17, 1998

CLASS INCEPTION:           CLASS A  MARCH 17, 1998
                           CLASS B  DECEMBER 29, 2000
                           CLASS C  DECEMBER 29, 2000
                           CLASS I   MARCH 17, 1998

SIZE:                      $459.7 MILLION NET ASSETS AS OF JANUARY 31, 2002
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                                          6 Months       1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -2.20%       -2.84%      +72.07%      +96.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             --        -2.84%      +19.83%      +19.09%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             --        -8.43%      +17.49%      +17.29%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                                          6 Months       1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -2.58%       -3.43%      +70.90%      +95.54%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             --        -3.43%      +19.56%      +18.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             --        -7.29%      +18.86%      +18.41%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                                          6 Months       1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -2.51%       -3.43%      +70.90%      +95.54%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             --        -3.43%      +19.56%      +18.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             --        -4.40%      +19.56%      +18.88%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, March  17, 1998, through
 January 31, 2002.

CLASS I
                                                          6 Months       1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -2.13%       -2.56%      +72.27%      +96.93%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             --        -2.56%      +19.88%      +19.10%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, March 17, 1998, through
 January 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      21.9%
              UTILITIES & COMMUNICATIONS              17.4%
              ENERGY                                  14.6%
              BASIC MATERIALS                         12.7%
              HEALTH CARE                              7.7%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  4.5%                                   NISOURCE, INC.  2.7%
Diversified media and entertainment company          Natural gas, electricity, and water utility
                                                     company
SEARS, ROEBUCK & CO.  3.7%
Multiline retailer                                   OCCIDENTAL PETROLEUM CORP.  2.3%
                                                     Worldwide oil and natural gas production company
DEVON ENERGY CORP.  3.2%
Natural gas and oil exploration company              FLEETBOSTON FINANCIAL CORP.  2.3%
                                                     Diversified banking and financial services
TELEPHONE & DATA SYSTEMS, INC.  2.9%                 company
Diversified telecommunications services company
                                                     AT&T WIRELESS SERVICES, INC.  2.2%
OWENS ILLINOIS, INC.  2.8%                           Wireless telecommunications company
Packaging products manufacturer
                                                     KROGER CO.  2.2%
                                                     Supermarket company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Strategic Value Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  Trustees of the fund were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                     WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 7,310,274.649     94,530.351
John W. Ballen                                    7,310,274.649     94,530.351
Lawrence H. Cohn                                  7,310,500.216     94,304.784
J. David Gibbons                                  7,307,973.316     96,831.684
William R. Gutow                                  7,310,500.216     94,304.784
J. Atwood Ives                                    7,305,910.323     98,894.677
Abby M. O'Neill                                   7,292,693.739    112,111.261
Lawrence T. Perera                                7,310,500.216     94,304.784
William J. Poorvu                                 7,310,500.216     94,304.784
Arnold D. Scott                                   7,310,500.216     94,304.784
J. Dale Sherratt                                  7,310,500.216     94,304.784
Elaine R. Smith                                   7,309,043.122     95,761.878
Ward Smith                                        7,308,733.363     96,071.637

ITEM 2. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               5,412,785.499
Against                                             154,446.409
Abstain                                             171,970.092
Broker Non-votes                                  1,665,603.000

ITEM 3. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               7,137,450.630
Against                                             104,113.471
Abstain                                             163,240.899

ITEM 4. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the fund for the fiscal year ending July 31, 2002.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               7,233,463.190
Against                                              58,815.939
Abstain                                             112,525.871

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2002

Stocks - 97.6%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 93.3%
  Aerospace & Defense - 1.1%
    Northrop Grumman Corp.                           44,700       $  4,988,967
------------------------------------------------------------------------------
  Automotive - 1.3%
    Delphi Automotive Systems Corp.                 220,840       $  3,155,804
    Visteon Corp.                                   218,770          2,909,641
                                                                  ------------
                                                                  $  6,065,445
------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.9%
    Bank America Corp.                              153,540       $  9,677,626
    FleetBoston Financial Corp.                     301,490         10,136,094
    PNC Financial Services Group Co.                125,355          7,239,251
                                                                  ------------
                                                                  $ 27,052,971
------------------------------------------------------------------------------
  Business Machines - 0.6%
    Sun Microsystems, Inc.*                         257,490       $  2,770,592
------------------------------------------------------------------------------
  Cellular Phones - 4.4%
    Motorola, Inc.                                  503,700       $  6,704,247
    Telephone & Data Systems, Inc.                  150,000         12,975,000
    U.S. Cellular Corp.*                             18,610            747,191
                                                                  ------------
                                                                  $ 20,426,438
------------------------------------------------------------------------------
  Chemicals - 2.6%
    Georgia Gulf Corp.                              175,900       $  3,500,410
    Praxair, Inc.                                   145,960          8,472,978
                                                                  ------------
                                                                  $ 11,973,388
------------------------------------------------------------------------------
  Conglomerates - 0.9%
    General Electric Co.                             39,300       $  1,459,995
    Tyco International Ltd.                          74,600          2,622,190
                                                                  ------------
                                                                  $  4,082,185
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Fortune Brands, Inc.                             70,290       $  2,862,912
    Procter & Gamble Co.                             41,120          3,358,681
                                                                  ------------
                                                                  $  6,221,593
------------------------------------------------------------------------------
  Containers - 2.7%
    Owens Illinois, Inc.*                           974,600       $ 12,513,864
------------------------------------------------------------------------------
  Electronics - 1.4%
    Analog Devices, Inc.*                           117,920       $  5,164,896
    Tektronix, Inc.*                                 44,720          1,094,746
                                                                  ------------
                                                                  $  6,259,642
------------------------------------------------------------------------------
  Entertainment - 5.3%
    Harrah's Entertainment, Inc.*                   103,235       $  3,940,480
    Viacom, Inc., "B"*                              506,500         20,254,935
                                                                  ------------
                                                                  $ 24,195,415
------------------------------------------------------------------------------
  Financial Institutions - 6.1%
    Citigroup, Inc.                                 171,250       $  8,117,250
    Freddie Mac                                     106,500          7,148,280
    Merrill Lynch & Co., Inc.                       105,430          5,374,821
    Morgan Stanley Dean Witter & Co.                135,030          7,426,650
                                                                  ------------
                                                                  $ 28,067,001
------------------------------------------------------------------------------
  Financial Services - 1.3%
    Mellon Financial Corp.                          157,540       $  6,049,536
------------------------------------------------------------------------------
  Forest & Paper Products - 2.1%
    Bowater, Inc.                                   120,420       $  5,772,935
    International Paper Co.                          92,440          3,862,143
                                                                  ------------
                                                                  $  9,635,078
------------------------------------------------------------------------------
  Insurance - 10.1%
    Allstate Corp.                                  195,210       $  6,297,475
    Chubb Corp.                                      65,140          4,354,609
    CIGNA Corp.                                     100,255          9,223,460
    Hartford Financial Services Group, Inc.         127,410          8,433,268
    Jefferson Pilot Corp.                            52,920          2,534,868
    Nationwide Financial Services, Inc., "A"        174,570          7,445,410
    The St. Paul Cos., Inc.                         183,030          8,181,441
                                                                  ------------
                                                                  $ 46,470,531
------------------------------------------------------------------------------
  Internet - 0.6%
    VeriSign, Inc.*                                  97,400       $  3,005,764
------------------------------------------------------------------------------
  Machinery - 1.9%
    Deere & Co.                                     194,355       $  8,545,789
------------------------------------------------------------------------------
  Medical & Health Products - 3.6%
    Merck & Co., Inc.                               115,300       $  6,823,454
    Pfizer, Inc.                                    130,300          5,429,601
    Schering Plough Corp.                           126,750          4,104,165
                                                                  ------------
                                                                  $ 16,357,220
------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.9%
    Trigon Healthcare, Inc.*                         55,300       $  4,066,209
------------------------------------------------------------------------------
  Metals & Minerals - 1.7%
    Alcoa, Inc.                                     214,590       $  7,693,052
------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.1%
    Williams Cos, Inc.                              233,110       $  4,953,588
------------------------------------------------------------------------------
  Oil Services - 8.2%
    BJ Services Co.*                                172,380       $  5,343,780
    Cooper Cameron Corp.*                           199,000          8,463,470
    El Paso Corp.                                    96,560          3,664,452
    Kerr McGee Corp.                                 79,850          4,228,058
    Noble Drilling Corp.*                           281,890          9,012,023
    Schlumberger Ltd.                               122,760          6,922,436
                                                                  ------------
                                                                  $ 37,634,219
------------------------------------------------------------------------------
  Oils - 7.1%
    Apache Corp.                                    142,361       $  6,903,085
    Charter Communications, Inc.*                    82,960          1,022,067
    Devon Energy Corp.                              385,345         14,342,541
    Occidental Petroleum Corp.                      392,520         10,185,894
                                                                  ------------
                                                                  $ 32,453,587
------------------------------------------------------------------------------
  Retail - 3.6%
    Sears, Roebuck & Co.                            310,500       $ 16,406,820
------------------------------------------------------------------------------
  Supermarket - 2.9%
    Kroger Co.*                                     478,600       $  9,859,160
    Safeway, Inc.*                                   82,400          3,333,080
                                                                  ------------
                                                                  $ 13,192,240
------------------------------------------------------------------------------
  Telecommunications - 5.5%
    AT&T Corp.                                      402,670       $  7,127,259
    CenturyTel, Inc.                                118,945          3,661,127
    Sprint Corp.                                    355,930          6,299,961
    Verizon Communications                          179,815          8,334,425
                                                                  ------------
                                                                  $ 25,422,772
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                             106,000       $  3,766,180
------------------------------------------------------------------------------
  Telecom - Wireless - 2.1%
    AT&T Wireless Services, Inc.*                   860,952       $  9,900,948
------------------------------------------------------------------------------
  Telecom - Wireline - 0.8%
    Advanced Fibre Communications, Inc.*            205,830       $  3,571,151
------------------------------------------------------------------------------
  Transportation - 1.0%
    United Parcel Service, Inc.                      81,820       $  4,703,014
------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    Calpine Corp.*                                  509,000       $  5,700,800
    NiSource, Inc.                                  578,600         12,034,880
                                                                  ------------
                                                                  $ 17,735,680
------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    National Fuel Gas Co.                           124,250       $  2,845,325
------------------------------------------------------------------------------
Total U.S. Stocks                                                  429,026,204
------------------------------------------------------------------------------

Foreign Stocks - 4.3%
  Brazil - 0.7%
    Aracruz Celulose S.A. (Forest and Paper
      Products)                                     176,380       $  3,095,469
------------------------------------------------------------------------------
  Canada - 0.6%
    Alcan, Inc. (Metals)                             67,400       $  2,619,164
------------------------------------------------------------------------------
  Ireland - 0.2%
    Jefferson Smurfit Group PLC, ADR (Containers)    41,560       $    872,760
------------------------------------------------------------------------------
  Netherlands - 1.8%
    Akzo Nobel N.V. (Chemicals)                     197,880       $  8,472,025
------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Medical & Health Products)         138,880       $  4,739,504
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 19,798,922
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $445,968,328)                      $448,825,126
------------------------------------------------------------------------------

Short-Term Obligations - 3.3%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    American General Corp., due 2/01/02             $   514       $    514,000
    Edison Asset Securitization LLC, due 2/01/02      8,992          8,992,000
    General Electric Capital Corp., due 2/01/02       4,292          4,292,000
    Gillette Co., due 2/01/02                         1,382          1,382,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 15,180,000
------------------------------------------------------------------------------

Repurchase Agreement - 1.1%
------------------------------------------------------------------------------
    Morgan Stanley dated 1/31/02, due 2/01/02,
      total to be received $4,829,256 (secured
      by various U.S. Treasury & Federal Agency
      Obligations in a jointly traded account),
      at Cost                                        $4,829       $  4,829,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $465,977,328)                 $468,834,126

Other Assets, Less Liabilities - (2.0)%                             (9,093,563)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $459,740,563
------------------------------------------------------------------------------
        *Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JANUARY 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $465,977,328)       $468,834,126
  Cash                                                             340,507
  Foreign currency, at value (identified cost $70)                      59
  Receivable for fund shares sold                                5,383,071
  Receivable for investments sold                                5,697,127
  Interest and dividends receivable                                389,936
                                                              ------------
      Total assets                                            $480,644,826
                                                              ------------
Liabilities:
  Distributions payable                                       $     48,009
  Payable for fund shares reacquired                             1,369,020
  Payable for investments purchased                             19,463,841
  Payable to affiliates -
    Management fee                                                   9,215
    Reimbursement fee                                               14,178
                                                              ------------
      Total liabilities                                       $ 20,904,263
                                                              ------------
Net assets                                                    $ 59,740,563
                                                              ============
Net assets consist of:
  Paid-in capital                                             $457,959,306
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                           2,856,653
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (514,982)
  Accumulated net investment loss                                 (560,414)
                                                              ------------
      Total                                                   $459,740,563
                                                              ============
Shares of beneficial interest outstanding                      34,635,865
                                                               ==========
Class A shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $164,558,693 / 12,345,762
    shares of beneficial interest outstanding)                  $13.33
                                                                ======
  Offering price per share (100 / 94.25 of net asset value)     $14.14
                                                                ======
Class B shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $217,714,733 / 16,441,703
    shares of beneficial interest outstanding)                  $13.24
                                                                ======
Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $71,219,345 / 5,379,221
    shares of beneficial interest outstanding)                  $13.24
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,247,792 / 469,179
    shares of beneficial interest outstanding)                  $13.32
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 2002
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                        $  255,987
    Dividends                                                        2,198,034
    Foreign taxes withheld                                             (11,444)
                                                                    ----------
      Total investment income                                       $2,442,577
                                                                    ----------
  Expenses -
    Management fee                                                  $1,182,025
    Trustees' compensation                                               2,236
    Shareholder servicing agent fee                                    157,124
    Distribution and service fee (Class A)                             195,422
    Distribution and service fee (Class B)                             754,384
    Distribution and service fee (Class C)                             236,530
    Administrative fee                                                   8,252
    Custodian fee                                                       53,016
    Printing                                                            37,101
    Postage                                                             69,468
    Auditing fees                                                       15,235
    Legal fees                                                           8,475
    Registration fees                                                   77,608
    Miscellaneous                                                      138,164
                                                                    ----------
      Total expenses                                                $2,935,040
    Fees paid indirectly                                                (5,505)
    Reimbursement of expenses to investment adviser                     69,240
                                                                    ----------
      Net expenses                                                  $2,998,775
                                                                    ----------
        Net investment loss                                         $ (556,198)
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ (400,022)
    Foreign currency transactions                                       (2,873)
                                                                    ----------
      Net realized loss on investments and foreign currency
        transactions                                                $ (402,895)
                                                                    ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $3,096,617
    Translation of assets and liabilities in foreign currencies           (219)
                                                                    ----------
      Net unrealized gain on investments ad foreign currency
         translation                                                $3,096,398
                                                                    ----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $2,693,503
                                                                    ----------
          Increase in net assets from operations                    $2,137,305
                                                                    ==========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED            YEAR ENDED
                                                                          JANUARY 31, 2002         JULY 31, 2001
                                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                               $    (556,198)        $      10,697
  Net realized gain (loss) on investments and foreign
    currency transactions                                                         (402,895)              347,666
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                         3,096,398              (372,706)
                                                                             -------------         -------------
      Increase (decrease) in net assets from operations                      $   2,137,305         $     (14,343)
                                                                             -------------         -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                       $      (8,361)        $        (476)
  From net investment income (Class I)                                                (600)               (5,782)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                               (111,026)               (9,040)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                               (147,616)                 --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                                (48,352)                 --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                                 (4,234)             (102,979)
                                                                             -------------         -------------
      Total distributions declared to shareholders                           $    (320,189)        $    (118,277)
                                                                             -------------         -------------
Net increase in net assets from fund share transactions                      $ 279,873,207         $ 177,015,092
                                                                             -------------         -------------
      Total increase in net assets                                           $ 281,690,323         $ 176,882,472
Net assets:
  At beginning of year                                                         178,050,240             1,167,768
                                                                             -------------         -------------
  At end of year (including accumulated net investment loss
    of $560,414 and accumulated undistributed net
    investment income of $4,745, respectively)                               $ 459,740,563         $ 178,050,240
                                                                             =============         =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                      SIX MONTHS ENDED       ------------------------------------------         PERIOD ENDED
                                      JANUARY 31, 2002             2001            2000            1999       JULY 31, 1998*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $13.64           $12.25          $14.25          $10.66               $10.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income(S)                      $ 0.00+++        $ 0.04          $ 0.07          $ 0.05               $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.30)            2.57            0.97            4.08                 0.61
                                                ------           ------          ------          ------               ------
      Total from investment operations          $(0.30)          $ 2.61          $ 1.04          $ 4.13               $ 0.66
                                                ------           ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $(0.00)+++       $(0.06)         $(0.09)         $(0.04)              $ --
  From net realized gain on investments
    and foreign currency transactions            (0.01)           (1.16)          (2.52)          (0.50)                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --               --             (0.43)           --                   --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $(0.01)          $(1.22)         $(3.04)         $(0.54)              $ --
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $13.33           $13.64          $12.25          $14.25               $10.66
                                                ======           ======          ======          ======               ======
Total return                                     (2.20)%++        21.95%          10.16%          40.45%                6.70%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                    1.51%+           1.50%           1.26%           1.27%                1.25%+
    Net investment income                         0.05%+           0.39%           0.62%           0.45%                1.22%+
Portfolio turnover                                  30%              63%            142%            131%                  48%
Net assets at end of period (000 Omitted)     $164,559          $64,619            $105            $809                 $585

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    Prior to December 1, 2000, the reimbursement fee was 1.25%. In addition, prior to December 1, 2000, the investment adviser and the distributor voluntarily waived their fees. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment income (loss)              $ 0.01           $(0.01)         $(0.39)         $(0.26)              $(0.23)
      Ratios (to average net assets):
        Expenses##                                1.47%+           2.00%           5.13%           3.93%                8.58%+
        Net investment income (loss)              0.09%+          (0.11)%         (3.25)%         (2.21)%              (6.10)%+
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on
  average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2002            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $13.60                    $13.33
                                                                         ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.04)                   $(0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (0.31)                     0.29
                                                                         ------                    ------
      Total from investment operations                                   $(0.35)                   $ 0.27
                                                                         ------                    ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                  $(0.01)                   $ --
                                                                         ------                    ------
Net asset value - end of period                                          $13.24                    $13.60
                                                                         ======                    ======
Total return                                                              (2.58)%++                  2.03%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                             2.16%+                    2.15%+
    Net investment loss                                                   (0.60)%+                  (0.25)%+
Portfolio turnover                                                           30%                       63%
Net assets at end of period (000 Omitted)                              $217,715                   $82,823

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40%
    of average daily net assets. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                                                $(0.04)                   $(0.05)
      Ratios (to average net assets):
        Expenses##                                                         2.12%+                    2.63%+
        Net investment loss                                               (0.56)%+                  (0.73)%+
  * For the period from the inception of Class B shares, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2002            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $13.59                    $13.33
                                                                         ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.04)                   $(0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (0.30)                     0.28
                                                                         ------                    ------
      Total from investment operations                                   $(0.34)                   $ 0.26
                                                                         ------                    ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                  $(0.01)                   $ --
                                                                         ------                    ------
Net asset value - end of period                                          $13.24                    $13.59
                                                                         ======                    ======
Total return                                                              (2.51)%++                  1.95%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                             2.16%+                    2.15%+
    Net investment loss                                                   (0.61)%+                  (0.26)%+
Portfolio turnover                                                           30%                       63%
Net assets at end of period (000 Omitted)                               $71,219                   $25,399

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40%
    of average daily net assets. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                                                $(0.04)                   $(0.05)
      Ratios (to average net assets):
        Expenses##                                                         2.12%+                    2.63%+
        Net investment loss                                               (0.57)%+                  (0.74)%+
  * For the period from the inception of Class C shares, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                      SIX MONTHS ENDED       ------------------------------------------          PERIOD ENDED
                                      JANUARY 31, 2002             2001            2000            1999        JULY 31, 1998*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $13.61           $12.19          $14.23          $10.65                $10.00
                                                ------           ------          ------          ------                ------
Income from investment operations# -
  Net investment income(S)                       $0.03           $ 0.10          $ 0.07          $ 0.05                $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.31)            2.54            0.93            4.07                  0.60
                                                ------           ------          ------          ------                ------
      Total from investment operations          $(0.28)          $ 2.64          $ 1.00          $ 4.12                $ 0.65
                                                ------           ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                    $(0.00)+++       $(0.06)         $(0.09)         $(0.04)               $ --
  From net realized gain on investments
    and foreign currency transactions            (0.01)           (1.16)          (2.52)          (0.50)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --               --             (0.43)           --                    --
                                                ------           ------          ------          ------                ------
      Total distributions declared to
        shareholders                            $(0.01)          $(1.22)         $(3.04)         $(0.54)               $ --
                                                ------           ------          ------          ------                ------
Net asset value - end of period                 $13.32           $13.61          $12.19          $14.23                $10.65
                                                ======           ======          ======          ======                ======
Total return                                     (2.13)%++        22.36%           9.89%          40.52%                 6.50%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                    1.16%+           1.15%           1.26%           1.27%                 1.25%+
    Net investment income                         0.42%+           0.75%           0.59%           0.45%                 1.19%+
Portfolio turnover                                  30%              63%            142%            131%                   48%
Net assets at end of period (000 Omitted)       $6,248           $5,209          $1,063          $1,226                  $166

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, prior to December 1,
    2000, the investment adviser voluntarily waived its fees. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
      Net investment income (loss)              $ 0.03           $ 0.03          $(0.36)         $(0.24)               $(0.25)
      Ratios (to average net assets):
        Expenses##                                1.12%+           1.65%           4.78%           3.58%                 8.23%+
        Net investment income (loss)              0.46%+           0.25%          (2.93)%         (1.86)%               (5.78)%+
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements. Dividends received in cash are recorded on the ex- dividend date

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $4,095 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,410 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended July 31, 2001 and July 31, 2000 was as follows:

                                      JULY 31, 2001          JULY 31, 2000
---------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                          $ 77,613               $263,151
  Long-term capital gain                     40,664                 25,916
                                           --------               --------
                                           $118,277               $289,067

As of July 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                           $  307,983
      Undistributed long-term capital gain                        11,766
      Unrealized gain                                          2,740,790

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2002, aggregate unreimbursed expenses amounted to $142,133.

During the period ended January 31, 2002, MFS voluntarily reduced the reimbursement fee by $69,240.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $462 for the six months ended January 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $218,591 for the six months ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $95,482 for the six months ended January 31, 2002. Fees incurred under the distribution plan during the six months ended January 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $79,031 and $58,848 for Class B and Class C shares, respectively, for the six months ended January 31, 2002. Fees incurred under the distribution plan during the six months ended January 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended January 31, 2002, were $443, $288,412, and $7,721 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $377,855,632 and $89,603,376, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $466,089,066
                                                                 ------------
Gross unrealized appreciation                                    $ 23,555,396
Gross unrealized depreciation                                     (20,810,336)
                                                                 ------------
    Net unrealized appreciation                                  $  2,745,060
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          SIX MONTHS ENDED JANUARY 31, 2002                    YEAR ENDED JULY 31, 2001
                                         ----------------------------------         -----------------------------------
                                                SHARES               AMOUNT                SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                  9,744,255        $ 126,611,952             5,025,092         $  68,607,597
Shares issued to shareholders in
  reinvestment of distributions                  7,770              103,571                   729                 9,305
Shares reacquired                           (2,143,115)         (27,458,537)             (297,518)           (4,083,842)
                                         -------------        -------------         -------------         -------------
    Net increase                             7,608,910        $  99,256,986             4,728,303         $  64,533,060
                                         =============        =============         =============         =============

Class B shares
                                          SIX MONTHS ENDED JANUARY 31, 2002                   YEAR ENDED JULY 31, 2001*
                                         ----------------------------------         -----------------------------------
                                                SHARES               AMOUNT                SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                 12,127,428        $ 156,158,366             6,282,026         $  85,541,141
Shares issued to shareholders in
  reinvestment of distributions                  9,634              127,558                  --                    --
Shares reacquired                           (1,787,400)         (22,216,014)             (189,985)           (2,582,892)
                                         -------------        -------------         -------------         -------------
    Net increase                            10,349,662        $ 134,069,910             6,092,041         $  82,958,249
                                         =============        =============         =============         =============

Class C shares
                                          SIX MONTHS ENDED JANUARY 31, 2002                   YEAR ENDED JULY 31, 2001*
                                         ----------------------------------         -----------------------------------
                                                SHARES               AMOUNT                SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                  4,149,126        $  53,591,007             1,964,173         $  26,831,534
Shares issued to shareholders in
  reinvestment of distributions                  2,919               38,638                  --                    --
Shares reacquired                             (641,218)          (8,208,856)              (95,779)           (1,300,026)
                                         -------------        -------------         -------------         -------------
    Net increase                             3,510,827        $  45,420,789             1,868,394         $  25,531,508
                                         =============        =============         =============         =============

Class A shares
                                          SIX MONTHS ENDED JANUARY 31, 2002                    YEAR ENDED JULY 31, 2001
                                         ----------------------------------         -----------------------------------
                                                SHARES               AMOUNT                SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                    125,632        $   1,618,616               318,706         $   4,311,194
Shares issued to shareholders in
  reinvestment of distributions                    193                2,562                 8,536               108,756
Shares reacquired                              (39,422)            (495,656)              (31,653)             (427,675)
                                         -------------        -------------         -------------         -------------
    Net increase                                86,403        $   1,125,522               295,589         $   3,992,275
                                         =============        =============         =============         =============

*For the period of the inception of Class B and Class C shares, December 29, 2000, through July 31, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended January 31, 2002 was $2,693. The fund had no borrowings during the period.

MFS(R) STRATEGIC VALUE FUND

The following tables present certain information regarding the Trustees and officers of the fund, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55)                       ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President                          Private investor; Rockefeller Financial Services,
Massachusetts Financial Services                         Inc. (investment advisers), Chairman and Chief
Company, Chairman and Chief Executive                    Executive Officer
Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59)                          Hemenway & Barnes (attorneys), Partner
Trustee
Massachusetts Financial Services                         WILLIAM J. POORVU (born 04/10/35) Trustee
Company, President and Director                          Harvard University Graduate School of Business
                                                         Administration, Adjunct Professor; CBL &
KEVIN J. PARKE* (born 12/14/59) Trustee                  Associates Properties, Inc. (real estate
Massachusetts Financial Services Company, Chief          investment trust), Director; The Baupost Fund (a
Investment Officer, Executive Vice President and         mutual fund), Vice Chairman and Trustee
Director
                                                         J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Insight Resources, Inc. (acquisition planning
Brigham and Women's Hospital, Chief of Cardiac           specialists), President; Wellfleet Investments
Surgery; Harvard Medical School, Professor of            (investor in health care companies), Managing
Surgery                                                  General Partner (since 1993); Paragon Trade
                                                         Brands, Inc. (disposable consumer products),
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Director; Cambridge Nutraceuticals (professional
Trustee                                                  nutritional products), Chief Executive Officer
Edmund Gibbons Limited (diversified holding              (until May 2001)
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           ELAINE R. SMITH (born 04/25/46) Trustee
Bank of Butterfield, Chairman (until 1997)               Independent health care industry consultant

WILLIAM R. GUTOW (born 09/27/41) Trustee                 WARD SMITH (born 09/13/30) Trustee
Private investor and real estate consultant;             Private investor; Sundstrand Corporation
Capitol Entertainment Management Company (video          (manufacturer of highly engineered products for
franchise), Vice Chairman                                industrial and aerospace applications), Director
                                                         (until June 1999)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES** (born 06/02/55) Trustee,             ROBERT R. FLAHERTY** (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR.** (born 03/06/ 59)
Assistant Secretary and Assistant Clerk                  ELLEN MOYNIHAN** (born 11/13/57) Assistant
Massachusetts Financial Services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
MARK E. BRADLEY** (born 11/23/59) Assistant
Treasurer                                                JAMES O. YOST** (born 06/12/60) Assistant
Massachusetts Financial Services Company, Vice           Treasurer
President (since March 1997)                             Massachusetts Financial Services Company, Senior
                                                         Vice President
STEPHEN E. CAVAN** (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

** "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street,
   Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Kenneth J. Enright+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) STRATEGIC VALUE FUND                                     -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                 MSV-3 03/02 61M 21/221/321/821